                                 UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                AMENDMENT NO. 3

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported)     January 9, 1998
                                                         -----------------------


                              AgriBioTech, Inc.
--------------------------------------------------------------------------------

       (Exact name of small business issuer as specified in its charter)

                   Nevada                      1-1935            85-0325742
--------------------------------------------------------------------------------
       (State or other jurisdiction of      (Commission     (I.R.S. Employer
       incorporation or organization)       File Number)     Identification No.)

           120 Corporate Park Drive, Henderson, Nevada                (89014)
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code:  (702) 566-2440
                                                           --------------

EXPLANATORY NOTE

This amendment on Form 8-K/A is submitted to correct certain clerical errors in previously filed information and to clarify certain disclosures. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934.

INDEPENDENT AUDITORS' REPORT



Board of Directors
Seed Corporation of America, Inc.
and Green Seed Company Limited Partnership:



We have audited the accompanying combined balance sheets of Seed Corporation of America, Inc. and Green Seed Company Limited Partnership as of December 31, 1997 and 1996, and the related combined statements of operations, capital funds (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Seed Corporation of America, Inc. and Green Seed Company Limited Partnership as of December 31, 1997 and 1996, and the combined results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.



Baltimore, Maryland                                       KPMG Peat Marwick LLP
January 30, 1998

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Combined Balance Sheets

December 31, 1997 and 1996

==============================================================================================================
                                                                                        1997          1996
--------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents                                                         $     9,906        79,492
  Accounts receivable, net of allowance for doubtful accounts of $510,000
    in 1997 and $245,940 in 1996                                                      1,885,750     1,956,955
  Inventories (note 3)                                                                6,186,885     6,130,866
  Prepaid expenses and other current assets                                             729,169       203,224
--------------------------------------------------------------------------------------------------------------
Total current assets                                                                  8,811,710     8,370,537

Property and equipment, net (note 4)                                                    230,903       136,607
Other assets                                                                             59,840        66,121
--------------------------------------------------------------------------------------------------------------
Total assets                                                                        $ 9,102,453     8,573,265
==============================================================================================================
LIABILITIES AND CAPITAL FUNDS (DEFICIT)
Current liabilities:
  Checks drawn in excess of amounts on deposit                                      $ 1,086,474            --
  Short-term borrowings (note 5)                                                      4,490,179     4,204,997
  Current maturities of long-term debt (note 6)                                         254,895         7,705
  Subordinated debt (note 7)                                                            120,925            --
  Current portion of capital lease obligation (note 8)                                   17,327         8,331
  Accounts payable and accrued expenses                                               1,582,252     1,584,881
--------------------------------------------------------------------------------------------------------------
Total current liabilities                                                             7,552,052     5,805,914

Long-term debt, less current maturities (note 6)                                        318,014        60,408
Capital lease obligation, less current portion (note 8)                                  32,852        11,274
Subordinated debt (note 7)                                                                   --       969,399
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     7,902,918     6,846,995
--------------------------------------------------------------------------------------------------------------
Fair value of net current assets in excess of purchase price of
  acquired company                                                                    2,005,037     2,291,470
--------------------------------------------------------------------------------------------------------------
Capital funds (deficit):
  Common stock, $1 par value, authorized 100,000 shares, issued
    and outstanding 25,000 shares in 1997 and 50,000 in 1996                             25,000        50,000
  Partners' capital contributions                                                        25,500        50,000
  Accumulated deficit                                                                  (856,002)     (665,200)
--------------------------------------------------------------------------------------------------------------
Net capital deficit                                                                    (805,502)     (565,200)

Commitments (note 8)
--------------------------------------------------------------------------------------------------------------
Total liabilities and net capital deficit                                           $ 9,102,453     8,573,265
==============================================================================================================

See accompanying notes to combined financial statements.

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Combined Statements of Operations

Years ended December 31, 1997 and 1996

================================================================================
                                                       1997            1996
--------------------------------------------------------------------------------
Net sales                                         $39,764,228      35,794,067
Cost of goods sold                                 31,262,842      28,795,083
--------------------------------------------------------------------------------
Gross profit                                        8,501,386       6,998,984
Selling, general and administrative expenses        6,860,351       6,697,102
--------------------------------------------------------------------------------
Operating income                                    1,641,035         301,882
--------------------------------------------------------------------------------
Other income (expense), net:
  Interest expense, net                              (681,597)       (365,499)
  Other income, net                                   126,772          28,512
--------------------------------------------------------------------------------
                                                     (554,825)       (336,987)
--------------------------------------------------------------------------------
Net income (loss)                                 $ 1,086,210         (35,105)
================================================================================

See accompanying notes to combined financial statements.

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Combined Statements of Capital Funds (Deficit)

Years ended December 31, 1997 and 1996

-------------------------------------------------------------------------------------------------------------------
                                                                   Partners'          Retained          Net Capital
                                                    Common          Capital           Earnings             Funds
                                                    Stock        Contributions       (Deficit)           (Deficit)
                                                    ---------------------------------------------------------------
Balance at December 31, 1995                      $  50,000              50,000          82,952               182,952

Net loss                                               --                  --           (35,105)              (35,105)

Distributions to Group owners                          --                  --          (713,047)             (713,047)
---------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1996                         50,000              50,000        (665,200)             (565,200)

Net income                                             --                  --         1,086,210             1,086,210

Distributions to Group owners                          --                  --          (428,719)             (428,719)

Redemption of common stock and a partner's
  capital contribution                              (25,000)            (24,500)       (848,293)             (897,793)
---------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997                      $  25,000              25,500        (856,002)             (805,502)
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to combined financial statements.

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Combined Statements of Cash Flows

Years ended December 31, 1997 and 1996
=======================================================================================================================
                                                                                         1997              1996
-----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net income (loss)                                                                   $ 1,086,210        (35,105)
  Adjustments to reconcile net income (loss) to net cash provided by (used in)
    operating activities:
      Depreciation and amortization                                                        71,037         57,911
      Amortization of fair value of net current assets in excess
        of purchase price of acquired company                                            (286,433)      (286,434)
      Gain on disposal of property and equipment                                          (12,300)       (21,464)
      Change in operating assets and liabilities:
        Accounts receivable                                                                71,205       (408,506)
        Inventories                                                                       (56,019)      (270,932)
        Prepaid expenses and other current assets                                        (525,945)       145,214
        Other assets                                                                        6,281         26,972
        Accounts payable and accrued expenses                                              (2,629)      (888,782)
-----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                                       351,407     (1,681,126)
-----------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Purchase of property and equipment                                                     (119,571)       (58,458)
  Proceeds from sale of property and equipment                                             12,300         56,021
-----------------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                                    (107,271)        (2,437)
-----------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
  Short-term borrowings, net                                                              285,182      1,789,194
  Increase in checks drawn in excess of amounts on deposit                              1,086,474             --
  Borrowings of long-term debt                                                            750,000             --
  Repayments of long-term debt                                                           (245,204)        (9,286)
  Repayments of capital lease obligation                                                  (15,188)       (61,220)
  Repayments of subordinated debt                                                        (848,474)            --
  Distributions to Group owners                                                          (428,719)      (713,047)
  Redemption of common stock and a partner's capital contributions                       (897,793)            --
-----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                      (313,722)     1,005,641
-----------------------------------------------------------------------------------------------------------------------
Net change in cash                                                                        (69,586)      (677,922)

Cash and cash equivalents, beginning of year                                               79,492        757,414
-----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                                $     9,906         79,492
=======================================================================================================================
Supplemental information - cash paid for interest                                     $   738,916        573,387
=======================================================================================================================


See accompanying notes to combined financial statements.

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Notes to Combined Financial Statements

December 31, 1997

--------------------------------------------------------------------------------

(1)  BUSINESS AND BASIS OF PRESENTATION

     The combined financial statements include the accounts of Seed Corporation of America, Inc. (SeedCo) and Green Seed Company Limited Partnership (GreenCo) as of and for the years ended December 31, 1997 and 1996. SeedCo and GreenCo are hereinafter referred to as the Group. Effective May 28, 1997, the Group acquired one of the owners' interest in SeedCo and substantially all of his interest in GreenCo for $897,793 in cash. As of December 31, 1997, SeedCo was wholly owned and GreenCo was 98% owned by one individual. All significant intercompany accounts and transactions have been eliminated.

     The Group is engaged in the marketing and distribution of grass seed, garden seed and lawn and garden products to retailers, wholesalers and industrial users.

     Effective January 1, 1998, the Group was acquired by AgriBioTech, Inc.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVENTORIES

     The Group values inventories at the lower of cost or market. SeedCo determines cost using the specific identification method on a FIFO basis. GreenCo determines cost using the specific identification method on a LIFO basis.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the respective assets of three to five years. Maintenance repairs and minor improvements are expensed as incurred.

     FAIR VALUE OF NET CURRENT ASSETS IN EXCESS OF PURCHASE PRICE OF ACQUIRED COMPANY

     The fair value of net current assets in excess of purchase price of acquired company (negative goodwill) is the result of an acquisition by GreenCo during 1995. The negative goodwill is being amortized using the straight-line method over 10 years.

     INCOME TAXES

     SeedCo is organized as a S Corporation and GreenCo is organized as a Limited Partnership. Accordingly, the Group is not subject to income taxes. The shareholders of SeedCo and the partners of GreenCo are responsible for the income taxes.
                                                                     (Continued)

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Notes to Combined Financial Statements

--------------------------------------------------------------------------------


(2)  CONTINUED

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)  INVENTORIES

     Inventories at December 31 consist of the following:

                                                             1997       1996
     ---------------------------------------------------------------------------
     Seed                                                $5,076,429    5,134,202
     Packaging materials                                    549,722      392,952
     Other                                                  560,734      603,712
     ---------------------------------------------------------------------------
                                                         $6,186,885    6,130,866
     ---------------------------------------------------------------------------

     If the first-in, first-out (FIFO) method of inventory accounting had been used by GreenCo, such inventories would have been approximately $294,000 and $348,000 higher than reported at December 31, 1997 and 1996, respectively. SeedCo had total inventories of approximately $1,834,000 and $1,996,000 as of December 31, 1997 and 1996, respectively.

     The Group purchased approximately 11% of its inventory from one vendor during the year ended December 31, 1997.

(4)  PROPERTY AND EQUIPMENT

     Property and equipment at December 31 consists of the following:

                                                             1997       1996
     ---------------------------------------------------------------------------
     Computer hardware and software                       $142,409     130,408
     Furniture and fixtures                                115,476      83,239
     Manufacturing and distribution equipment              485,089     435,170
     Leasehold improvements                                 55,864      23,450
     Automobiles and leased vehicles                       130,914     118,267
     ---------------------------------------------------------------------------
                                                           929,752     790,534
     Less accumulated depreciation and amortization        698,849     653,927
     ---------------------------------------------------------------------------
                                                          $230,903    $136,607
     ---------------------------------------------------------------------------

                                                                     (Continued)

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Notes to Combined Financial Statements

--------------------------------------------------------------------------------

(5)  REVOLVING CREDIT AGREEMENT

     The Group has a $15,000,000 revolving credit agreement with Heller Financial, Inc. that expires on March 1, 2000. Borrowings available under the agreement are based upon eligible amounts of accounts receivable and inventory. Outstanding borrowings bear interest at the greater of the prime rate or the Federal Funds Effective Rate, plus 1.25% (9.75% at December 31,
     1997) and are secured by substantially all of the assets of the Group. The agreement requires the Group to maintain certain financial ratios and restricts the payment of dividends by SeedCo and partner distributions by GreenCo. In addition, the agreement provides for an unused line of credit fee of .25% per annum payable monthly. As of December 31, 1997, the Group had available borrowings of approximately $5,564,179 under the revolving credit agreement of which $4,490,179 was outstanding.

(6)  LONG-TERM DEBT

     Long-term debt at December 31 consists of the following:

                                                                  1997       1996
     --------------------------------------------------------------------------------
     Note payable to Heller Financial, Inc., due in
       quarterly installments of $62,500 including
       interest at 10% through March 2000;
       collateralized by substantially all of the assets
       of the Group                                              $562,500         --
     Note payable to General Motors Acceptance Corporation,
       due in monthly installments of $490 including interest
       at 11.95% through December 1999; collateralized by
       vehicle                                                     10,409     14,754
     Note payable to Betja Rosoff                                      --     50,000
     Note payable to Ford Motor Credit Company; due in monthly
       installments of $492 including interest at 7.5% through
       July 1997; collateralized by vehicle                            --      3,359
     --------------------------------------------------------------------------------
                                                                  572,909     68,113

     Less current maturities                                      254,895      7,705
     --------------------------------------------------------------------------------
                                                                 $318,014     60,408
     --------------------------------------------------------------------------------

     The principal portion of the notes payable to Betja Rosoff, while due on demand, was subordinated to repayments of borrowings under the revolving credit agreement and therefore was reflected in the combined balance sheet as a long-term liability (see note 5). Monthly interest payments at 10% were permitted under the subordination agreement.
                                                                     (Continued)

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Notes to Combined Financial Statements

--------------------------------------------------------------------------------

(6)  CONTINUED

     Annual maturities of long-term debt for the years ending December 31 are as follows:

     1998                                                             $254,895
     1999                                                              255,514
     2000                                                               62,500
    --------------------------------------------------------------------------
                                                                      $572,909
    --------------------------------------------------------------------------

(7)  SUBORDINATED DEBT

     At December 31, 1997 and 1996, the Group had borrowings from its owners of $120,925 and $969,399, respectively. Borrowings under the agreements with such owners generally bear interest at 2% over prime (10.5% at December 31, 1997). As of December 31, 1997, borrowings under the agreements are subordinated to repayments of the borrowings under the revolving credit agreement and the note payable to Heller Financial, Inc. During 1997, borrowings from one owner were retired in connection with the Group's purchase of his ownership interest. In connection with the acquisition by AgriBioTech, Inc., the balance of the subordinated borrowings were settled in January 1998 with the consent of Heller Financial, Inc.

(8)  LEASES

     The Group leases its office and manufacturing facility and certain equipment under operating leases expiring on various dates through September 1999. The Group is also obligated under capital leases expiring on various dates through June 2000 for certain delivery vehicles.

     Approximate future minimum rentals under capital and operating leases with initial or remaining terms of one year or more as of December 31, 1997, are as follows:

                                                        Capital     Operating
    --------------------------------------------------------------------------
     1998                                              $22,103        640,101
     1999                                               11,323        352,090
     2000                                               10,343         33,276
     2001                                               10,343         18,000
     2002                                                6,725          9,000
    --------------------------------------------------------------------------
     Total minimum lease payments                       60,837      1,052,467
     Less portion representing interest                 10,658             --
    --------------------------------------------------------------------------
                                                       $50,179      1,052,467
    --------------------------------------------------------------------------

     Rent expense was approximately $608,000 and $573,000 for the years ended December 31, 1997 and 1996, respectively.
                                                                     (Continued)

SEED CORPORATION OF AMERICA, INC. AND
GREEN SEED COMPANY LIMITED PARTNERSHIP

Notes to Combined Financial Statements

--------------------------------------------------------------------------------

(9)  PENSION PLAN

     The Group has a 401(k) profit sharing plan covering substantially all employees and matches 25% of each employee's contribution up to 7% of compensation. The Group's contributions to the plan for the years ended December 31, 1997 and 1996, were approximately $23,900 and $30,300, respectively.

(10) SUPPLEMENTAL CASH FLOW INFORMATION

     The Group entered into three new capital leases during 1997 in the amount of $45,762.
--------------------------------------------------------------------------------

                               AGRIBIOTECH, INC.

                    Pro Forma Combined Financial Information

                                  (Unaudited)



The following pro forma combined summary of operations combines the results of operations of AgriBioTech, Inc. ("ABT"), W-L Research, Inc. and Germain's, Inc. (collectively "WL/Germain's"), E.F. Burlingham & Sons and Subsidiary ("Burlingham"), Olsen Fennell Seeds, Inc. ("Olsen Fennell"), Lofts Seed, Inc. and Budd Seed, Inc. (collectively "Lofts"), Seed Corporation of America and Green Seed Company Limited Partnership (collectively "SeedCo"), and Willamette Seed Co. ("Willamette") as if all acquisitions occurred at the beginning of the periods presented. The pro forma combined summary of operations reflects known changes resulting from the acquisitions but does not reflect impacts of any changes in operations, anticipated efficiencies and synergies from consolidation.

The pro forma combined summary balance sheet reflects ABT's consolidated balance sheet as of December 31, 1997 combined with the balance sheets of Lofts, SeedCo, and Willamette as of December 31, 1997.

The business of these entities is subject to wide seasonal fluctuations and, therefore, the results of operations for periods less than twelve months may not be indicative of annual results. The pro forma adjustments are based on preliminary estimates, available information, and certain assumptions that management deems appropriate and may be revised as additional information becomes available. The pro forma combined financial information does not purport to represent what ABT's financial position or results of operations would actually have been if such transactions had in fact occurred on those dates and are not necessarily representative of ABT's financial position or results of operation for any future period. The pro forma combined financial information should be read in conjunction with the historical financial statements of ABT, WL/Germain's, Burlingham, Olsen Fennell, Lofts, SeedCo, and Willamette included herein or previously filed with the Securities and Exchange Commission.

                               AGRIBIOTECH, INC.

                   PRO FORMA COMBINED SUMMARY BALANCE SHEET

                               DECEMBER 31, 1997
                                  (Unaudited)

                                                                                                                         Pro forma
                                      ABT (G)        Lofts (G)      SeedCo(G)      Williamette(G)      Adjustments       combined
                                   ------------    -----------   ------------   ------------------   --------------    -----------
   ASSETS
Current Assets
   Cash and cash equivalents      $   8,235,871        144,197        9,906               564,248       (8,000,000) (I)     954,222
   Accounts receivable               14,241,620      4,931,275    1,885,750             1,679,016          200,000  (I)  22,245,857
                                                                                                          (691,804) (H)
   Inventories                       34,167,138     14,991,981    6,186,885             7,636,612          442,844  (I)  63,425,460
   Other                                774,289        231,119      729,169               290,362          214,507  (I)   2,239,446
                                  -------------     ----------    ---------            ----------       ----------      -----------
         Total current assets        57,418,918     20,298,572    8,811,710            10,170,238       (7,834,453)      88,864,985
Property, plant and
   equipment, net                    21,713,245        332,749      230,903             4,380,163       13,260,774  (I)  39,907,834
Intangible assets, net of
   accumulated amortization          26,018,264              -   (2,005,037)               12,500       46,205,609  (I)  70,231,336
Investment in associated
   entity, at equity                  1,064,616              -            -                     -                -        1,064,616
Other                                   139,498        601,976       59,840             1,411,274                -        2,212,588
                                  -------------     ----------    ---------            ----------       ----------      -----------
         Total Assets             $ 106,354,541     21,223,297    7,097,416            15,974,175       51,631,930      202,281,359
                                  =============     ==========    =========            ==========       ==========      ===========

  LIABILITIES AND STOCKHOLDERS'
    EQUITY
Current liabilities:
   Short-term debt                            -     8,512,490     5,576,653             4,483,753       34,220,983  (I)  53,793,879
   Current installments of
     long-term obligations            1,565,952             -       393,147               149,888                -        2,108,987
   Accounts payable                  14,597,325     2,272,273     1,582,252             7,332,250         (691,804) (H)  25,092,296
   Accrued liabilities                1,701,685     1,131,414             -                61,567          733,000  (I)   3,627,666
   Amount due in connection
      with acquisition                1,600,000             -                                                    -        1,600,000
                                   ------------    ----------    ----------            ----------      -----------      -----------
         Total current liabilities   19,464,962    11,916,177     7,552,052            12,027,458       34,262,179       85,222,828
Long-term obligations, excluding
   current installments               5,274,206     6,347,248       350,866             1,210,231        2,152,607 (I)   15,335,158
Deferred income taxes                 1,018,369             -             -                     -        3,108,000 (I)    4,126,369
                                   ------------    ----------     ---------            ----------       ----------      -----------
         Total liabilities           25,757,537    18,263,425     7,902,918            13,237,689       39,522,786      104,684,355
                                   ------------    ----------     ---------            ----------       ----------      -----------
Stockholders' equity:
   Preferred stock                            1             -             -                     -                -                1
   Common stock                          28,822       992,506        50,500               495,000       (1,538,006)(I)       30,822
                                                                                                             2,000
   Capital in excess of par value    93,601,742             -             -                     -                - (I)  110,599,742
                                                                                                        16,998,000 (I)
   Accumulated (deficit)            (13,033,561)    1,967,366      (856,002)            2,241,486       (3,352,850)(I)  (13,033,561)
                                   ------------    ----------     ---------            ----------       ----------      -----------
      Total stockholders'
         equity                      80,597,004     2,959,872      (805,502)            2,736,486       12,109,144       97,597,004
                                   ------------    ----------     ---------            ----------       ----------      -----------
      Total liabilities and
         stockholders' equity      $106,354,541    21,223,297     7,097,416            15,974,175       51,631,930      202,281,359
                                   ============    ==========     =========            ==========       ==========      ===========

See accompanying notes to pro forma combined financial information.

                              AGRIBIOTECH, INC.

                   PRO FORMA COMBINED SUMMARY OF OPERATIONS

                   SIX-MONTH PERIOD ENDED DECEMBER 31, 1997

                                  (UNAUDITED)



                                         ABT (B)          Lofts (B)        SeedCo (B)          Willamette (B)       Adjustments
                                      -------------       -----------       -----------         --------------       -----------
Net sales                             $  63,814,861        39,022,000        16,401,233           17,662,735         (3,999,677) (F)
Cost of sales                            51,586,043        28,063,000        12,693,089           13,980,373         (3,999,677) (F)
                                                                                                                         26,152  (K)
                                      -------------       -----------       -----------         ------------         ----------
  Gross profit                           12,228,818        10,959,000         3,708,144            3,682,362            (26,152)

Operating expenses                       12,678,943        10,318,757         4,048,483            3,278,362          1,275,992  (C)
                                                                                                                     (1,311,451) (J)
                                                                                                                       (709,000) (L)
                                      -------------       -----------       -----------         ------------         ----------
    Income (loss) from operations          (450,125)          640,243          (340,339)             404,000            718,307

Other income (expense)                     (158,355)         (679,000)          295,005                    -         (1,832,753) (D)
                                      -------------       -----------       -----------         ------------         ----------

    Net earnings (loss)                    (608,480)          (38,757)          (45,334)             404,000         (1,114,446)
                                                          ===========       ===========         ============         ==========
Discount and imputed dividends on
 preferred stock                             53,436
                                      -------------

    Net earnings (loss)
     attibutable to common stock      $    (661,916)
                                      =============

Shares of common stock used in
 computing earnings (loss) per share:
      Basic                              25,905,412                                                                  2,000,000  (E)
      Diluted                            25,905,412                                                                  2,000,000  (E)
                                      =============                                                                 ==========

      Net earnings (loss) per common
       share:
          Basic                       $       (0.03)
          Diluted                             (0.03)
                                      =============


                                                 Pro forma
                                                 combined
                                                 -----------
Net sales                                        132,901,152
Cost of sales                                    102,348,980

                                                 -----------
    Gross profit                                  30,552,172

 Operating expenses                               29,580,086


                                                 -----------
    Income (loss) from operations                    972,086

Other income (expense)                            (2,375,103)
                                                 -----------

    Net earnings (loss)                           (1,403,017)

Discount and imputed dividends on
 preferred stock                                      53,436
                                                 -----------

    Net earnings (loss)
     attibutable to common stock                  (1,456,453)
                                                 ===========

Shares of common stock used in
     computing earnings (loss) per share:
                   Basic                          27,905,412
                   Diluted                        27,905,412
                                                  ==========

                   Net earnings (loss) per
                    common share:
                   Basic                               (0.05)
                   Diluted                             (0.05)
                                                 ===========

See accompanying notes to pro forma combined financial information.

                               AgriBioTech, Inc.

                   Pro Forma Combined Summary of Operations

                           Year ended June 30, 1997

                                  (Unaudited)

                                                                                           Olsen
                                       ABT (A)       WL/Germain's (A)   Burlingham (A)   Fennell (A)   Lofts (A)    SeedCo (A)
                                     -----------     ----------------   --------------   -----------   ----------   ----------

Net sales                            $65,904,058         2,671,772        31,040,752      28,566,907   74,696,000   39,130,541
Cost of sales                         49,527,150         1,816,236        25,439,688      25,214,881   53,802,000   31,108,155
                                     -----------         ---------        ----------      ----------   ----------   ----------
  Gross profit                        16,376,908           855,536         5,601,064       3,352,026   20,894,000    8,022,386

Operating expenses                    17,971,813         1,014,557         3,383,987       3,444,793   16,291,530    7,813,290
                                     -----------         ---------        ----------      ----------   ----------   ----------
  Income (loss) from operations       (1,594,905)         (159,021)        2,217,077         (92,767)   4,602,470      209,096

Other income (expense)                (1,118,860)           57,075            (7,314)        (24,940)  (1,514,000)    (150,603)
                                     -----------         ---------        ----------      ----------   ----------   ----------
  Net earnings (loss)                 (2,713,765)         (101,946)        2,209,763        (117,707)   3,088,470       58,493
                                                         =========        ==========      ==========   ==========   ==========
Discount and imputed dividends
 on preferred stock                    3,233,426
                                     -----------
  Net earnings (loss) attributable
   to common stock                   $(5,947,191)
                                     ===========
Shares of common stock used in
 computing earnings (loss) per
 share:
  Basic                               15,549,184
  Diluted                             15,549,184
                                     ===========
  Net earnings (loss) per common
   share:
   Basic                             $     (0.38)
   Diluted                                 (0.38)
                                     ===========

                                                                                Pro forma
                                     Willamette (A)    Adjustments               combined
                                     --------------    ------------            ------------
Net sales                              41,813,922       (6,406,563)  (F)        277,417,389
Cost of sales                          33,965,669       (6,406,563)  (F)        214,054,215
                                                          (413,001)  (K)
                                       ----------      -----------              -----------
  Gross profit                          7,848,253          413,001               63,363,174

Operating expenses                      7,493,665        3,022,694   (C)         57,445,341
                                                        (2,956,988)  (J)
                                                           (34,000)  (L)
                                       ----------      -----------              -----------
  Income (loss) from operations           354,588          381,295                5,917,833

Other income (expense)                     13,372       (4,832,423)  (D)         (7,577,693)
                                       ----------      -----------              -----------
  Net earnings (loss)                     367,960       (4,451,128)              (1,659,860)
                                       ==========      ===========
Discount and imputed dividends
 on preferred stock                                                               3,233,426
                                                                                -----------
  Net earnings (loss) attributable
   to common stock                                                               (4,893,286)
                                                                                ===========
Shares of common stock used in
 computing earnings (loss) per
 share:
  Basic                                                  2,942,593  (E)          18,491,777
  Diluted                                                2,942,593  (E)          18,491,777
                                                       ===========              ===========
  Net earnings (loss) per common
   share:
   Basic                                                                              (0.26)
   Diluted                                                                            (0.26)
                                                                                ===========

See accompanying notes to pro forma combined financial information.

See accompanying notes to pro forma combined financial information.



                               AGRIBIOTECH, INC.

               Notes to Pro Forma Combined Financial Information

                                  (Unaudited)

(A) The year ended June 30, 1997 for ABT includes the operations of WL/Germain's for the period from September 1, 1996 through June 30, 1997, the operations of Burlingham for the period from April 1, 1997 through June 30, 1997, and the operations of Olsen Fennell for the period from June 1, 1997 through June 30, 1997. The amounts under the WL/Germain's column are for the two-month period ended August 31, 1996. The amounts under the Burlingham column are for the nine-month period ended March 31, 1997. The amounts under the Olsen Fennell column are for the eleven-month period ended May 31, 1997. The amounts under the Lofts, SeedCo, and Willamette columns are for the twelve-month period ended June 30, 1997. The amounts for Lofts include its affiliates with intercompany transactions having been eliminated. Income taxes are not presented as they would be offset on a pro forma basis due to pro forma net losses.

(B) The six-month period ended December 31, 1997 for ABT includes the operations of WL/Germain's, Burlingham, and Olsen Fennell for the entire period. The amounts under the Lofts, SeedCo, and Willamette columns are for the six-month period ended December 31, 1997. Income taxes are not presented as they would be offset on a pro forma basis due to pro forma net losses.

(C) To reflect depreciation of property, plant and equipment and amortization of intangible assets based on market value adjustments in connection with applying purchase accounting. Intangible assets resulting from the application of purchase accounting and amortization periods include goodwill of $44.8 million (10 to 40 years, with a weighted average of 34.4 years) and covenants not to compete of $1.4 million (7 to 8 years).

(D) To reflect reduction of interest income earned and additional interest expense for the cash purchase price of the acquisitions. The pro forma amounts assume that the Company would use $8 million of its cash balance at December 31, 1997 for payments required to be made in the acquisitions and the remainder of payments would be obtained through the Company's existing or similar short-term credit facilities. Interest expense was computed using an interest rate of 8.5%.

(E) To reflect shares of ABT common stock issued in connection with the acquisitions as if they had been outstanding for the entire period.

(F) To eliminate intercompany sales.

(G) The consolidated balance sheet of ABT as of December 31, 1997 includes the accounts of WL/Germain's, Burlingham, and Olsen Fennell. The amounts under the Lofts, SeedCo, and Willamette columns reflect their accounts as of December 31, 1997.

(H) To eliminate intercompany balances.

(I) To reflect the application of purchase accounting to the Lofts, SeedCo, and Willamette acquisitions. The total purchase price of $58.2 million is anticipated to be paid through the issuance of approximately 2,000,000 shares of the Company's common stock valued at approximately $17.0 million and cash of approximately $41.2 million.

(J) Prospective reductions in compensation of former owners of acquired entities, employee benefits, management fees, and property rent resulting from employment agreements, property purchased directly from former owners and other contractual arrangements entered into in connection with acquisitions.

(K) Impacts of using the first-in, first-out method of accounting for inventory accounted for using the last-in, first-out method prior to acquisition.

(L) Acquisition costs expensed by acquired entities that are not applicable to ongoing operations.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AgriBioTech, Inc.
                                       (Registrant)



                                    /s/ Henry A. Ingalls
                                    --------------------
                                    Henry A. Ingalls


Date:  August 10, 1998